EXHIBIT B

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HAS BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE BLUE SKY LAWS, AND IS SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE MAY BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND APPLICABLE BLUE SKY LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. _____

WARRANT TO PURCHASE COMMON STOCK
of
DIGITILITI, INC.
a Delaware corporation
Void after March 31, 2016

This certifies that, for value received, [_____________], or his, her or its successors or assigns (“Holder”), is entitled during the Exercise Period (as defined below), subject to the terms set forth below, to purchase from Digitiliti, Inc., a Delaware corporation (the “Company”), up to [_______] shares of Common Stock, par value $.001 per share, of the Company (“Common Stock”) at the price of $0.03 per share, subject to adjustment as set forth below (the “Purchase Price”), upon surrender of this Warrant at the principal office of the Company referred to below, with the subscription form attached hereto (the “Subscription Form”) duly executed, and simultaneous payment therefor in the manner specified in Section 1. The Purchase Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment as provided in Section 3. This Warrant is one of the warrants (collectively, the “Warrants”) referred to and issued pursuant to Unsecured Convertible Debenture offering conducted by the Company in January 2012.
As used herein, “Exercise Date” means the particular date (or dates) on which this Warrant is exercised. “Exercise Period” means the period during which this Warrant is exercisable; such period shall begin on the date hereof and shall end at 6:00 p.m., Central Daylight Time, on March 31, 2016. “Issue Date” means the date hereof, January ___, 2012. “Warrant” includes this Warrant and any warrant delivered in substitution or exchange therefor as provided herein. “Warrant Shares” means any shares of Common Stock acquired by Holder upon exercise of this Warrant.
1.    Exercise.
(a)    This Warrant may be exercised, in whole or in part, at any time or from time to time, on any business day during the Exercise Period, by surrendering it at the principal office of the Company at 266 East 7th Street, Saint Paul, MN 55101, together with an executed Subscription Form and a check in an amount equal to (i) the number of Warrant Shares being purchased, multiplied by (ii) the Purchase Price.
(b)    This Warrant may be exercised for less than the full number of Warrant Shares as of the Exercise Date. Upon such partial exercise, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the Warrant Shares not purchased upon such exercise shall be issued to Holder by the Company.
(c)    A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, and in any event within ten business days thereafter, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise.
(d)    Notwithstanding the foregoing, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein shall obligate the Company to effect registrations under federal or state securities laws. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.
2.    Payment of Taxes. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof, other than any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company’s satisfaction that no tax or other charge is due.
3.    Certain Adjustments.
(a)     Adjustment for Reorganization, Consolidation, Merger. In case of any reclassification or change of outstanding Company securities, or of any reorganization of the Company (or any other entity, the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which Holder would have been entitled upon such consummation if Holder had exercised this Warrant immediately prior thereto.
(b)    Adjustments for Dividends in Common Stock. If the Company at any time or from time to time after the Issue Date declares any dividend on the Common Stock which is payable in shares of Common Stock, the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased and the Purchase Price shall be proportionately decreased.
(c)    Stock Split and Reverse Stock Split. If the Company at any time or from time to time after the Issue Date effects a subdivision of the Common Stock, the Purchase Price shall be proportionately decreased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 3(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.
(d)    Accountants’ Certificate as to Adjustment. In each case of an adjustment in the shares of Common Stock receivable on the exercise of this Warrant, if Holder so requests in writing, the Company at its expense shall cause its independent public accountants to compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based. The Company will mail a copy of each such certificate to each holder of a Warrant at the time outstanding.
(e)    Rights Under Warrant Agreement. The Company will not, by amendment of its Certificate of Incorporation, as amended, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants under this Warrant Agreement.
4.    Notices of Record Date. If either (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or (b) the Company undertakes a voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (1) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (2) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.
5.    No Rights as Shareholder. Prior to the exercise of this Warrant, Holder shall not be entitled to any rights of a shareholder with respect to the Warrant Shares, including without limitation the right to vote such Warrant Shares, receive dividends or other distributions thereon or be notified of shareholder meetings, and Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 5 shall limit the right of Holder to be provided the notices required under this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
6.    Notice of Transfer of Warrant or Resale of the Warrant Shares.

(a)    The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel. If in the opinion of such counsel the proposed transfer may be effected without registration or qualification under any federal or state securities laws, the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or the Warrant Shares received upon the exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company..

(b)    If, in the opinion of the Company’s counsel, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 6 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of such counsel, are permitted by law.
7.    Investment Intent. Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and not with a view towards resale and that it will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, Holder shall confirm in writing, in the form of Exhibit A, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a similar legend indicated on the first page of this Warrant.
8.    Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to it (in the exercise of reasonable discretion), and in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.
9.    Notices. All notices, requests, consents and other communications given hereunder to any party shall be deemed to be sufficient if contained in a written instrument: (a) delivered in person, (b) sent by confirmed facsimile transmission to the number provided by the receiving party, or (c) duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or overnight delivery service (e.g., Federal Express), addressed to such party at the address designated in writing by receiving party, as may be revised by the receiving party. All such notices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile transmission, on the date of transmission, and (iii) in the case of mailing or delivery by service, on the date of delivery as shown on the return receipt or delivery service statement.
10.    Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the Holder.
11.    Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.
12.    Governing Law. This Warrant is delivered in Minnesota and shall be construed and enforced in accordance with and governed by the internal laws, and not the law of conflicts thereof.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Warrant as of the date first above written.

COMPANY:

DIGITILITI, INC.

By:
Name:________________________________________
Its: ___________________________________________

EXHIBIT A
SUBSCRIPTION FORM
(To be executed only upon exercise of Warrant)
The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases ____________ of the number of shares of Common Stock of DIGITILITI, INC., a Delaware corporation, purchasable with this Warrant, and makes payment therefore in the amount of $__________.
The undersigned hereby represents and warrants that the undersigned is acquiring such shares of Common Stock for the undersigned’s own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

Dated:_________________
_________________________________________
(Signature of Registered Owner)

_________________________________________
(Street Address)

_________________________________________
(City), (State), (Zip)

FORM OF ASSIGNMENT
FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:
Name of Assignee                 Address                 No. of Shares

and does hereby irrevocably constitute and appoint ___________________________ Attorney to make such transfer on the books of DIGITILITI, INC., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.
Dated: ___________________

_______________________________
(Signature)

_______________________________
(Print Name)

_______________________________
(Witness)

_______________________________
(Print Name)

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